Exhibit 99.3

                                                Filed pursuant to Rule 424(b)(2)
                                                                 File No. ______

Pricing Supplement No. dated, ______.
(To Prospectus dated, ____________________ and Prospectus
Supplement dated ____________________)
This Pricing Supplement consists of 3 pages.

                         HARTFORD LIFE INSURANCE COMPANY
                                    DEPOSITOR

                            SECURED MEDIUM-TERM NOTES
                                 ISSUED THROUGH

                    HARTFORD LIFE GLOBAL FUNDING TRUST _____-

                       X.XX% NOTES DUE ____________, 20__


The description in this pricing supplement of the particular terms of the Secured Medium-Term Notes offered hereby and the Funding Agreement sold by Hartford Life Insurance Company to the Trust specified herein supplements the description of the general terms and provisions of the notes and the funding agreements set forth in the accompanying prospectus and prospectus supplement, to which reference is hereby made.


                        PROVISIONS RELATING TO THE NOTES

Principal Amount:               $___                             Type of Interest Rate:  [ ] Fixed  [ ] Floating

Price to Public:                ___%                             If Fixed Rate Notes:  Interest Rate:  ____%

Net Proceeds to Trust:          $___                             If Floating Rate Notes:  Initial Interest Rate:
                                                                 Base Rate:  [ ] CD Rate       [ ] Commercial Paper Rate
CUSIP Number:                   ___                                          [ ] CMT Rate      [ ] Federal Funds Rate
                                                                             [ ] LIBOR         [ ] Treasury Rate
Agent's Discount:               _.___%                                       [ ] Prime Rate
                                                                 If LIBOR:  [ ] LIBOR Reuters Page
Issuance Date:                  _______, 20___                              [ ] LIBOR Telerate Page
                                                                            Designated LIBOR Currency
Stated Maturity Date:           _______, 20___                   If CMT Rate, Telerate Page:  [ ] 7051  [ ] 7052
                                                                    If 7052:  [ ] Weekly Average  [ ] Monthly Average
Initial Interest Payment Date:  ________, 20__                      Designated CMT Maturity Index:
                                                                 Interest Reset Dates:
Interest Payment Frequency:     ______                           Initial Interest Reset Date:
                                                                 Index Maturity:
Specified Currency:                                              Interest Rate Determination Dates:

Regular Record Dates:                                            Spread:       Spread Multiplier:
                                                                 Maximum Interest Rate:
                                                                 Minimum Interest Rate:






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

                                                             Floating Rate/Fixed Rate Note:   [ ] Yes   [ ] No.
Day Count Convention:   ______                               If yes:
                                                                  Fixed Rate:
                                                                  Fixed Rate Commencement Date:
Computation of Interest:                                     Inverse Floating Rate Note [ ] Yes [ ] No.  If yes,
                                                                     Fixed Interest Rate:
Authorized Denominations:                                    Sinking Fund:


Optional Redemption:   Yes [ ]     No [ ]                    Calculation Agent:
    Optional Redemption Date: _______, 20__ and each
                 Interest Payment Date thereafter.           Exchange Rate Agent:
    Initial Redemption Percentage:
    Annual Percentage Reduction:                             Securities Exchange Listing:  None.
    Redemption may be:     [ ]  In whole only.
                           [ ]  In whole or in part.         Additional Amounts to be Paid: [ ] Yes [ ] No

Optional Repayment:  [ ] Yes [ ] No                          Discount Note:  [ ] Yes  [ ] No   If Yes:
     Optional Repayment Dates:                               Total Amount of Discount:
                                                                Yield to Maturity:

Amortizing Note:  [ ] Yes (See attached)  [ ] No
                                                             Other Provisions Relating to the Notes:
 Agents:  _________________.


Special Tax Considerations:

                  INFORMATION RELATING TO THE FUNDING AGREEMENT

Funding Agreement Provider: Hartford Life                    Type of Interest Rate: [] Fixed [   ] Floating
                            Insurance Company
                                                             If Fixed Rate Funding Agreement:    Interest Rate: _______%
Funding Agreement:             FA-_____
                                                             If Floating Rate Funding Agreement Initial Interest Rate:
Contract Payment:              $______

Deposit Amount :               $____                           Base Rate:  [ ] CD Rate     [ ] Commercial Paper Rate
(if different from Contract Payment                                        [ ] CMT Rate    [ ] Federal Funds Rate
                                                                           [ ] LIBOR       [ ] Treasury Rate
                                                                           [ ] Prime Rate
                                                                 If LIBOR:  [ ] LIBOR Reuters Page
Effective Date:                _______, 20__                                [ ] LIBOR Telerate Page
                                                                            Designated LIBOR Currency:
Stated Maturity Date:          _______, 20__                       If CMT Rate, Telerate Page:   [ ] 7051    [ ] 7052
                                                                   If 7052:   [ ] Weekly Average     [ ] Monthly Average
Initial Interest Payment Date: ______, 20__                    Designated CMT Maturity Index:
                                                               Interest Reset Frequency:
Interest Payment Frequency:    _______.                        Initial Interest Reset Date:
                                                               Index Maturity:
Specified Currency:                                            Interest Rate Determination Date:

Day Count Convention:          _________                       Spread:              Spread Multiplier
                                                             Maximum Interest Rate:
                                                             Minimum Interest Rate:
                                                             Floating Rate/Fixed Rate Funding Agreement:  [ ] Yes  [ ] No
Computation of Interest:                                        If yes: Fixed Rate:
                                                                        Fixed Rate Commencement Date:




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

                                                             Inverse Floating Rate Funding Agreement: [ ] Yes [ ] No
Optional Redemption:   Yes [ ]      No [ ]                      If yes:            Fixed Interest Rate:
Optional Redemption Date: ____________
                                                             Amortizing Funding Agreement:   [ ] Yes  (See attached)
  Initial Redemption Percentage:                                                             [ ] No
  Annual Percentage Reduction:
  Redemption may be: [ ] In whole only.
                     [ ] In whole or in part.               Discount Funding Agreement:  [ ] Yes   [ ] No.  If yes:
                                                                      Total Amount of Discount:
Optional Repayment:  [ ] Yes [ ] No                                   Yield to Maturity:
     Optional Repayment Dates:
                                                            Additional Amounts to be Paid:  [ ] Yes [ ] No
Other Provisions Relating to the Funding Agreement:
                                                            Special Tax Considerations:



                    INFORMATION PERTAINING TO THE RATINGS OF
                       THE NOTES AND THE FUNDING AGREEMENT


It is anticipated that, as of ________, the Notes will be rated by the indicated rating agencies as follows:

                  Standard & Poor's:                 Moody's:
                  A.M. Best:                         Fitch:

The Moody's rating also extends to the Program under which the Notes are issued.

It is anticipated that, as of _________, the Funding Agreement will be rated by the indicated rating agencies as follows:

                  Standard & Poor's:                 Moody's:
                  A.M. Best:                         Fitch:






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